SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 24, 2003

MRV COMMUNICATIONS, INC.

(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	06-1340090 (I.R.S. EMPLOYER IDENTIFICATION NUMBER)

20415 NORDHOFF STREET CHATSWORTH, CA (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	91311 (ZIP CODE)

ISSUER’S TELEPHONE NUMBER: (818) 773-0900

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements – Not applicable

(b)	Pro Forma Financial Information – Not applicable

(c)	Exhibits –

The following exhibits are filed as part of this report:

99.1 Press Release of April 24, 2003 announcing registrant’s first quarter 2003 financial results.

99.2 Script of teleconference discussing registrant’s first quarter 2003 financial results.

Item 9. Regulation FD Disclosure (The information under this Item 9 is being furnished pursuant to Item 12 of Form 8-K.)

On April 24, 2003, registrant made an earnings release announcing registrant’s first quarter 2003 financial results, the text of which is set forth in Exhibit 99.1 attached hereto and is being furnished pursuant to Item 12 of Form 8-K.

On April 24, 2003, as previously announced, registrant held a teleconference and audio web cast to discuss its first quarter 2003 results. The script prepared for use by registrant’s executives at this presentation is furnished herewith as Exhibit 99.2 pursuant to Item 12 of Form 8-K. All information in the script and web cast is presented as of April 24, 2003, and registrant does not assume any obligation to update such information in the future.

The information included in this Item 9, as well as Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 30, 2003

MRV COMMUNICATIONS, INC.

By:	/s/ Noam Lotan

Noam Lotan President and Chief Executive Officer

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